Other Current Assets	12 Months Ended
Dec. 31, 2018
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER CURRENT ASSETS

Note 6 – OTHER CURRENT ASSETS

Other current assets mainly consist of other receivables and deposits. Other receivables principally include advances to employees for business travel or business development purpose and other miscellaneous receivables such utility fees, social insurances, and personal income tax paid in advances on behalf of employees. Deposits include guarantee deposit, rent deposit, and security deposit for bidding customer projects. As of December 31, 2018 and 2017, other current assets consist of the following:

	December 31,
	2018	2017
Other receivables	$557,401	$195,397
Deposits	1,402,522	889,186
Others	-	346
Total other current assets	$1,959,923	$1,084,929